UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2020
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 13, 2020, Joel Peterson, the Chair of the Board of Directors (the “Board”) of JetBlue Airways Corporation (the “Company”), Mr. Frank Sica, the Vice Chair of the Board, and Mr. Stephan Gemkow, a Director of the Board, each notified the Company that he had decided to retire from the Board and, therefore, would not seek re-election to the Board at the Company’s 2020 Annual Meeting of Stockholders scheduled for May 2020. Mr. Peterson has served on the Board since 1999, Mr. Sica has served on the Board since 1998, and Mr. Gemkow has served on the Board since 2008.

The Company thanks Mr. Peterson, Mr. Sica and Mr. Gemkow for their many years of exemplary service to the Board and to the Company.

(e) On February 13, 2020, the Company and Mr. Robin Hayes, the Company’s Chief Executive Officer, executed an amendment to Mr. Hayes’ employment agreement to (i) extend his term of employment through July 31, 2022; (ii) amend his base salary to $625,000, effective as of February 1, 2020, subject to future adjustments at the discretion of the Board; and (iii) amend his annual incentive bonus target to be 150% of base salary for 2020, subject to future adjustments at the discretion of the Board. The remaining terms of Mr. Hayes’ employment agreement are unchanged.

The Board approved the foregoing changes to Mr. Hayes’ employment agreement.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.41(b)	Amendment No. 2 to the Employment Agreement between JetBlue Airways Corporation and Robin Hayes, dated February 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	February 18, 2020	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)